UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                          Reported): August 22, 2006

                Residential Asset Securitization Trust 2006-A1
                      (Exact name of the issuing entity)
          Commission File Number of the issuing entity: 333-127556-21

                               IndyMac MBS, Inc.
                               -----------------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-127556

                             IndyMac Bank, F.S.B.
                             --------------------
            (Exact name of the sponsor as specified in its charter)

              Delaware                                  95-4791925
-----------------------------------------       -----------------------------
     (State or Other Jurisdiction                   (I.R.S. Employer
  of Incorporation of the depositor)              Identification No.)

         155 North Lake Avenue
           Pasadena, California                              91101
--------------------------------------------    ----------------------------
                (Address of Principal                       (Zip Code)
                  Executive Offices)

The depositor's telephone number, including area code: (800) 669-2300
                                                       --------------
-------------------------------------------------------------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
      (17 CFR 240.14a-12(b))

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

Section 8.
----------

Item 8.01   Other Events.
---------   -------------

      On February 27, 2006, IndyMac MBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of February 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac Bank, F.S.B. ("IndyMac"), as seller and as servicer, and Deutsche Bank National Trust Company, as trustee (the "Trustee"), providing for the issuance of the Company's Residential Asset Securitization Trust 2006-A1 (the "Trust"), Mortgage Pass-Through Certificates, Series 2006-A (the "Certificates"). On August 22, 2006, the Company entered into an agreement to amend the Pooling and Servicing Agreement ("Amendment No.1") by and among the Company, as depositor, IndyMac, as servicer and the Trustee. The Pooling and Servicing Agreement was previously filed on March 14, 2006 (accession no. 0000905148-06-002298). Amendment No. 1 is annexed hereto as exhibit 99.1

Section 9. Financial Statements and Exhibits.
           ---------------------------------
      Item 9.01.

      (a)   Financial statements of business acquired.

            Not applicable

      (b)   Pro forma financial information.

            Not applicable.

      (c)   Shell Company Transactions.

            Not applicable.

      (d)   Exhibits:

      99.1. Amendment No. 1, dated as of August 22, 2006, by and among the Company, IndyMac and the Trustee.

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          INDYMAC MBS, INC.



                                          By:  /s/ Victor H. Woodworth
                                               ------------------------
                                                 Victor H. Woodworth
                                                 Vice President



Dated: August 22, 2006

                                 Exhibit Index

Exhibit


      99.1. Amendment No. 1, dated as of August 22, 2006, by and among the Company, IndyMac and the Trustee.